The total number of sequentially numbered pages in this manually signed original is 9. Exhibit Index is sequential page no. 4.


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 1, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 9
                           Exhibit Index is on Page 4

Item 5.  Other Events

     On August 1, 1997, Integon Corporation (the "Company") issued a press release concerning second quarter 1997 results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financail Statements and Exhibits

          (a)       Financial Statements of Businesses Acquired

                    None

          (b)       Pro Forma Financial Information

                    None

          (c)       Exhibits.

                    Exhibit Number           Description
                    --------------           ------------

                           99.1              Press Release dated
                                             August 1, 1997 issued
                                             by the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGON CORPORATION



       August 4, 1997                   By: /s/ Donald F. McKee
       -------------                       ---------------------
            Date                           Donald F. McKee
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

                                  Exhibit Index
                                  -------------


Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------

    99.1                 Press Release dated August 1, 1997                   5
                         issued by the Company

                                  Exhibit 99.1
                                  ------------


                        PRESS RELEASE DATED AUGUST 1, 1997
                              ISSUED BY THE COMPANY

[GRAPHIC OMITTED]


Integon Corporation
Winston-Salem, NC 27152

Analysts' Contact:
Gay Huntsman (910) 770-8434

Media Contact:
Turner Coley (910) 760-3000



Integon Corporation Announces Second Quarter 1997 Results


WINSTON-SALEM, NC, August 1, 1997 - Integon Corporation (NYSE:IN) today announced results for the second quarter ended June 30, 1997. The Company reported a net loss of $3.4 million, or (30) cents per share for the quarter compared to a net loss of $33.4 million or $(2.21) per share for the quarter ended March 31, 1997. Included in the second quarter results were after-tax net realized losses on investments, certain expenses related to the previously announced merger and expenses associated with making Integon's systems accommodate processing for the year 2000.

         Commenting on the Company's performance, Integon President and Chief Executive Officer John B. McKinnon stated, "Rate increases and other underwriting actions that have been taken over the last nine months have had the expected impact of improving underwriting results and slowing premium growth. While financial results are still not profitable, we are pleased with the progress made to date."

         The GAAP combined ratio for the second quarter 1997 was 103.2 percent compared to 127.7 percent for the first quarter 1997. The first quarter results included a $42.0 million increase to loss reserves as well as a write off of deferred policy acquisition


                                     (MORE)

Integon Corporation
Page 2

costs of $3.7 million. Without these adjustments, the combined ratio would have been 104.4 percent in the first quarter 1997. There was no need to increase loss reserves for prior accident periods during second quarter 1997. These results reflect the positive impact of rate increases, other underwriting actions, and slower growth.

         Regarding Integon's pending merger with GMAC, Mr. McKinnon said, "Integon and GMAC are working together to complete all regulatory filings with respect to the merger and we anticipate that the merger will be closed within the next two to three months. We believe this merger is in the best interest of Integon's shareholders, agents, policyholders and employees and we are excited by the prospect of this association with GMAC."

         Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of nonstandard and other specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 13,000 independent agencies in 31 states.

Page 3
Integon Corporation
August 1, 1997

                                             INTEGON CORPORATION AND SUBSDIARIES
                                                   STATEMENTS OF OPERATIONS
                                           (In Thousands, Except Per Share Data)
                                                          (Unaudited)

                                                         Three Months Ended                   Six Months Ended
                                                         ------------------                   ------------------
                                                     06/30/97     06/30/96 (1)    Change     06/30/97    06/30/96 (1)     Change
                                                     ---------    -----------   ---------    ---------   -----------    ---------
Direct premiums written .........................   $ 225,463    $ 229,262          -1.7%   $ 471,942    $ 458,926          2.8%
                                                    =========    =========                  =========    =========
Net premiums written ............................   $ 185,909    $ 197,811          -6.0%   $ 388,463    $ 392,073         -0.9%
Change in unearned premium ......................      12,559      (17,571)        171.5%       6,122      (47,018)       113.0%
                                                    ---------    ---------                  ---------    ---------
Premiums earned .................................     198,468      180,240          10.1%     394,585      345,055         14.4%
Net investment income (2) .......................      10,270        7,858          30.7%      19,313       15,611         23.7%
Net realized investment gains (losses) ..........      (1,592)        (857)        -85.8%      (2,073)       1,220       -269.9%
Other income ....................................       4,660        4,035          15.5%       9,200        8,210         12.1%
                                                    ---------    ---------                  ---------    ---------
TOTAL REVENUES ..................................     211,806      191,276          10.7%     421,025      370,096         13.8%
                                                    ---------    ---------                  ---------    ---------
Loss and loss adjustment expenses ...............     156,173      134,032          16.5%     355,411      264,590         34.3%
Policy acquisition and other underwritin ........      48,658       37,094          31.2%      99,801       72,065         38.5%
Other expenses ..................................       5,170        3,322          55.6%       9,917        7,371         34.5%
Amortization of goodwill ........................         764          770          -0.8%       1,528        1,539         -0.7%
Interest expense ................................       3,687        3,724          -1.0%       7,454        7,355          1.3%
                                                    ---------    ---------                  ---------    ---------
TOTAL EXPENSES ..................................     214,452      178,942          19.8%     474,111      352,920         34.3%
                                                    ---------    ---------                  ---------    ---------
INCOME (LOSS) FROM OPERATIONS BEFORE
FEDERAL INCOME TAX (BENEFIT) AND DISTRIBUTIONS
ON CAPITAL SECURITIES OF SUBSIDIARY TRUST .......      (2,646)      12,334        -121.5%     (53,086)      17,176       -409.1%
Federal income tax (benefit) ....................        (993)       4,037        -124.6%     (19,035)       5,494       -446.5%
Income (loss) before distributions on capital       ---------    ---------                  ---------    ---------
securities of subsidiary trust ..................      (1,653)       8,297        -119.9%     (34,051)      11,682       -391.5%
Distributions on capital securities of subsidiary
trust, net of federal income tax
benefit of $940, $-, $1,473 and $- ..............      (1,747)        --                       (2,737)        --
                                                    ---------    ---------                  ---------    ---------
NET INCOME (LOSS) ...............................      (3,400)       8,297        -141.0%     (36,788)      11,682       -414.9%
Preferred stock dividends .......................       1,392        1,392           0.0%       2,785        2,785          0.0%
Net income (loss) available to                      ---------    ---------                  ---------    ---------
common stockholders .............................   ($  4,792)   $   6,905        -169.4%   ($ 39,573)   $   8,897       -544.8%
                                                    =========    =========                  =========    =========
Operating earnings (loss) .......................   ($  2,366)   $   8,854        -126.7%   ($ 35,441)   $  10,889       -425.5%
Net realized investment gains (losses)
(net of taxes) ..................................      (1,034)        (557)        -85.6%      (1,347)         793       -269.9%
                                                    ---------    ---------                  ---------    ---------
Net income (loss) ...............................   ($  3,400)   $   8,297        -141.0%   ($ 36,788)   $  11,682       -414.9%
                                                    =========    =========                  =========    =========
PER SHARE:
Primary
Operating earnings (loss) .......................   ($   0.24)   $    0.47        -151.1%   ($   2.43)   $    0.51       -576.5%
Net realized investment gains (losses)
(net of taxes) ..................................       (0.06)       (0.03)       -100.0%       (0.08         0.05       -260.0%
                                                    ---------    ---------                  ---------    ---------
Net income (loss) ...............................   ($   0.30)   $    0.44        -168.2%   ($   2.51)   $    0.56       -548.2%
                                                    =========    =========                  =========    =========
Fully diluted
Operating earnings (loss) .......................   ($   0.24)   $    0.45        -153.3%   ($   2.43)   $    0.51       -576.5%
Net realized investment gains (losses)
(net of taxes) ..................................       (0.06)       (0.03)       -100.0%       (0.08)        0.05       -260.0%
                                                    ---------    ---------                  ---------    ---------
Net income (loss) ...............................   ($   0.30)   $    0.42        -171.4%   ($   2.51)   $    0.56       -548.2%
                                                    =========    =========                  =========    =========
Weighted average shares outstanding
Primary .........................................      15,751       15,815                     15,745       15,863
                                                    =========    =========                  =========    =========
Fully diluted ...................................      15,751       19,654                     15,745       15,863
                                                    =========    =========                  =========    =========
(1)As originally  reported.  1996 financial  results do not include loss reserve adjustments recorded in first quarter 1997 and fourth  quarter 1996 relating to the 1996 accident year.
(2) Pre-tax yield ...........                          6.1%           5.9%                     6.0%           6.0%
After tax yield .............                          4.2%           4.1%                     4.2%           4.2%
Average duration of portfolio                       3.7 yrs        4.4 yrs                      n/a            n/a

Page 4
Integon Corporation
August 1, 1997

                                           INTEGON CORPORATION AND SUBSIDIARIES
                                                      BALANCE SHEETS
                                          (In Thousands, Except Per Share Data)
                                                       (Unaudited)


                                                         06/30/97       12/31/96
                                                       -----------    -----------
ASSETS

Fixed maturities available for sale
(amortized cost:$635,533 and $522,452) .............   $   633,239    $   521,311
Other long-term investments ........................         1,098          2,743
Cash and short-term investments ....................        51,562         43,838
Reinsurance receivable .............................       175,349        185,077
Premiums due and uncollected .......................       238,395        248,537
Prepaid reinsurance premiums .......................        49,833         48,909
Accounts and notes receivable ......................        40,181         32,957
Accrued investment income ..........................         9,345          8,933
Deferred policy acquisition costs ..................        49,688         55,106
Property and equipment .............................        77,596         68,271
Goodwill ...........................................       105,429        106,957
Deferred income taxes ..............................        26,823         22,044
Other ..............................................        25,899         12,116
                                                       -----------    -----------
Total assets .......................................   $ 1,484,437    $ 1,356,799
                                                       ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Unearned premiums ..................................   $   358,883    $   364,081
Loss and LAE payable ...............................       531,027        478,031
Accrued expenses and other liabilities .............       144,561        104,536
Short-term debt ....................................        26,000         44,000
Notes payable ......................................       150,714        150,760
                                                       -----------    -----------
Total liabilities ..................................     1,211,185      1,141,408
                                                       -----------    -----------
Company-obligated mandatorily redeemable capital
secuities of subsidiary trust holding solely Integon
Corporation Junior Subordinated Debentures .........       100,000           --
                                                       -----------    -----------
STOCKHOLDERS' EQUITY
Convertible preferred stock ........................            14             14
Common stock .......................................           173            173
Additional paid-in capital .........................       148,803        147,891
Net unrealized depreciation of securities ..........        (1,345)          (700)
Retained earnings ..................................        63,428        105,834
Treasury stock .....................................       (37,821)       (37,821)
                                                       -----------    -----------
Total stockholders' equity .........................       173,252        215,391
                                                       -----------    -----------
Total liabilities and stockholders' equity .........   $ 1,484,437    $ 1,356,799
                                                       ===========    ===========

Book value per share ...............................   $      6.63    $      9.33
Loss and LAE payable, net of reinsurance ...........       365,651        306,915
receivable
Estimated statutory surplus ........................       273,714        245,919
Common shares outstanding ..........................        15,788         15,736

                                     Page 9